UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2025

GEE GROUP INC.
(Exact name of registrant as specified in its charter)

Illinois	1-05707	36-6097429
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7751 Belfort Parkway, Suite 150, Jacksonville, Florida	32256
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 954-0400

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	JOB	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 2, 2025, GEE Group Inc. (the “Company”) (NYSE American: JOB) and BMCH, Inc. (“BMCH”), a wholly owned subsidiary of the Company, entered into an Asset Purchase Agreement, Bill of Sale and Assignment and Assumption Agreement (the “Purchase Agreement”) with Reliable Staffing Resources, LLC, an Ohio limited liability company (“Reliable”). Pursuant to the terms of the Purchase Agreement, Reliable acquired substantially all of the operating business assets of the Company’s Triad light industrial staffing division for a total consideration of approximately $1 million.

As part of the sale, substantially all employees from the light industrial staffing division have transitioned to and will join the workforce of Armada Staffing Group, a division of Reliable. The transaction closed on June 2, 2025 (the “Closing Date”).  In addition, the Purchase Agreement contains a non-compete covenant prohibiting the Company, BMCH and its affiliate from directly or indirectly competing with Reliable with respect to industrial staffing services in the state of Ohio for a period of three (3) years following the Closing Date.

The Purchase Agreement contains certain representations and warranties customary and standard for this type of transaction, in addition to customary mutual indemnification obligations. A copy of the Purchase Agreement is attached hereto as Exhibit 10.1. The description of the Purchase Agreement contained in this Current Report on the Form 8-K is qualified in its entirety by reference to Exhibit 10.1.

The transaction described above was unanimously approved by the board of directors of the Company and Reliable.

A copy of the press release announcing the entry into the Purchase Agreement is attached hereto as Exhibit 99.1.

Item 2.01 Completion of Disposition of Assets.

The information contained in Item 1.01 of this Current Report on the Form 8-K is hereby incorporated by reference into this Item 2.01.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Asset Purchase Agreement, Bill of Sale and Assignment and Assumption Agreement dated as of June 2, 2025 by and among the Company, MBCH, Inc. and Reliable Staffing Resources, LLC.
99.1	Press release issued GEE Group Inc. dated June 6, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GEE GROUP INC.

Date: June 6, 2025	By:	/s/ Kim Thorpe
Kim Thorpe
Chief Financial Officer

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